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EXHIBIT  21

Listing of the Subsidiaries of the Registrant
International Design Group, Inc.


      Entity                                 State of Incorporation

QRS Acquisition Corporation                        New York
Finco Financial Corporation                        Florida
VoiceSoft Corporation                              Florida
Reserve Funding Corporation                        Florida
Federal Funding Corporation                        Florida
Eagle Premium Finance, Inc.                        Florida



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None do business under any other name.